UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	000-20225	04-2711626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 Mill Road Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 421-9655

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2012, ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among the Company, Asahi Kasei Corporation, a Japanese corporation (“Parent”), Asahi Kasei Holdings US, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“HoldCo”) and Asclepius Subsidiary Corporation, a Massachusetts corporation and wholly-owned subsidiary of HoldCo (“Merger Sub”), pursuant to which, among other things, Merger Sub will commence a tender offer for all the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), subject to the terms and conditions of the Merger Agreement. As publicly announced by the Company on July 12, 2011, the Company has granted exclusive rights to Parent to import and distribute certain of the Company’s products in Japan.

Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the outstanding Shares, at a purchase price of $93.00 per Share, net to the seller thereof in cash, without interest and less any required withholding taxes (the “Offer Price”). The Offer will remain open for a minimum of 20 business days from commencement, subject to possible extension on the terms set forth in the Merger Agreement. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”) and the separate corporate existence of Merger Sub will cease at that time (the “Effective Time”). Following the consummation of the Merger, the Company will continue as the surviving corporation (the “Surviving Corporation”) and an indirect wholly-owned subsidiary of Parent. At the Effective Time, each Share (other than any Shares owned by Parent, HoldCo or Merger Sub, the Company or any subsidiary thereof, and any Shares owned by stockholders who have properly exercised any available rights of appraisal under Part 13 of the Massachusetts Business Corporation Act) will be cancelled and automatically converted into the right to receive an amount in cash equal to the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent, HoldCo and Merger Sub. The Company has agreed to operate its business in the ordinary course consistent with past practice until the Effective Time. The Company has also agreed (1) to cease all existing, and agreed not to solicit or initiate any additional, discussions with third parties regarding other proposals to acquire the Company and (2) to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $64,000,000.

Consummation of the Offer is subject to various conditions, including (1) the valid tender of the number of Shares that would represent at least two-thirds of the total number of outstanding Shares on a fully diluted basis, where “on a fully diluted basis” means, subject to limited exclusions, the sum of (a) all Shares outstanding plus (b) all Shares the Company may be required to issue pursuant to warrants, options or other obligations outstanding at the expiration date of the Offer under employee stock or similar benefit plans or otherwise, whether or not vested or then exercisable, (2) the expiration or termination of any applicable waiting periods under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) and the consummation of the Offer not being unlawful under the antitrust or similar laws of certain foreign jurisdictions, the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) and (4) the satisfaction of certain other customary closing conditions. Neither the Offer nor the Merger is subject to a financing condition. Parent plans to finance the transaction with a combination of cash on hand and bank debt and has received financing commitments from UBS AG, Tokyo Branch.

The closing of the Merger is subject to customary closing conditions, and, depending on the number of Shares held by Parent, HoldCo and Merger Sub after the time at which Merger Sub accepts for payment all Shares validly tendered into the Offer and not properly withdrawn prior to the expiration of the Offer (the “Acceptance Time”), approval of the Merger Agreement by the Company’s stockholders may be required. If, after the Acceptance Time, the adoption of the Merger Agreement by the Company’s stockholders is not required to consummate the Merger, the parties will take such action to cause the Merger to become effective as soon as practicable after the Acceptance Time in accordance with the short-form merger provisions under Massachusetts law without the adoption of the Merger Agreement by the Company’s stockholders. In addition, subject to the terms of the Merger Agreement, the Company has granted Merger Sub an irrevocable option (the “Top-Up Option”), exercisable after the Acceptance Time and only if Merger Sub at the time owns at least 80% of the number of Shares then outstanding, to purchase from the Company that number of Shares equal to the number of Shares that, when added to the number of Shares owned by Merger Sub immediately prior to the time of exercise, constitutes the number of Shares that would be necessary for Merger Sub to be merged into the Company pursuant to the short-form merger provisions under Massachusetts law without the adoption of the Merger Agreement by the Company’s stockholders (after giving effect to the issuance of shares pursuant to the Top-Up Option), but not to exceed the number of authorized but unissued Shares, for consideration per share equal to the Offer Price.

Under the terms of the Merger Agreement, all stock options outstanding immediately prior to the Acceptance Time that are not then vested and exercisable shall become fully vested and exercisable immediately prior to the Acceptance Time. All unexercised stock options that are outstanding immediately prior to the Acceptance Time will be cancelled, and the holders thereof immediately after the Effective Time will receive cash (without interest and less any applicable withholding of taxes) equal to the excess, if any, of the Offer Price over the per Share exercise price of the respective options multiplied by the total number of Shares subject to such options. Further, all restricted stock awards outstanding immediately prior to the Acceptance Time, will vest in full and the restrictions with respect thereto will lapse as of the Acceptance Time and the holders thereof after the Effective Time will receive cash equal to the Offer Price multiplied by the total number of Shares underlying such restricted stock awards, giving effect to full vesting thereof.

The board of directors of the Company unanimously adopted resolutions (i) approving and declaring advisable the Merger Agreement and the Offer, the Merger, the Top-Up Option and the other transactions contemplated by the Merger Agreement, (ii) determining that the terms of the Offer, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement in the best interests of the Company’s stockholders and (iii) recommending that the Company’s stockholders accept the Offer, tender their Shares into the Offer and, to the extent required by applicable law to consummate the Merger, vote their Shares in favor of adopting the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide investors and holders of Shares with information regarding its terms and is not intended to modify or supplement any factual disclosures about the Company, Parent, HoldCo or Merger Sub in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s stockholders. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, HoldCo or Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about the Company, and should not be relied upon as disclosure about the Company without consideration of the periodic and current reports and statements that the Company files with the SEC. Factual disclosures about the Company contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement.

Tender and Voting Agreement

In order to induce Parent, HoldCo and Merger Sub to enter into the Merger Agreement, each director and certain executive officers of the Company entered into a tender and voting agreement (the “Tender and Voting Agreement”) with Parent, HoldCo and Merger Sub concurrent with the execution and delivery of the Merger Agreement. Shares held by these directors and officers that are eligible to be tendered into the Offer represent, in the aggregate, approximately 0.4% of Shares outstanding on the date of the Merger Agreement. Subject to the terms and conditions of the Tender and Voting Agreement, such stockholders agreed, among other things, to tender their Shares in the Offer no later than ten business days following the commencement of the Offer and, if required, to vote their Shares in favor of adoption of the Merger Agreement. The foregoing description of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Tender and Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is hereby incorporated into this report by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Effective March 12, 2012, prior to the execution of the Merger Agreement, the board of directors of the Company approved an Amendment (the “Amendment”) to the Shareholder Rights Agreement, dated as of April 23, 2008, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”).

The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Tender and Voting Agreement, the Merger Agreement and the transactions contemplated thereby. The Amendment provides that the execution and delivery of the Merger Agreement and/or the Tender and Voting Agreement, or the consummation of the Offer, the Merger and/or the other transactions contemplated by the Merger Agreement, will not be deemed to result in either Parent, HoldCo or Merger Sub becoming an “Acquiring Person” (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a “Stock Acquisition Date,” a “Distribution Date,” a “Section 11(a)(ii) Event” or a “Section 13 Event” (each as defined in the Rights Agreement) shall occur, and that “Rights” (as defined in the Rights Agreement) will not separate from the Shares, in each case, by reason of the execution and delivery of the Merger Agreement and/or the Tender and Voting Agreement, or the consummation of the Offer, the Merger and/or the other transactions contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement shall expire immediately prior to the Effective Time (as defined in the Merger Agreement) if the Rights Agreement has not otherwise terminated. If the Merger Agreement is terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On March 12, 2012, the Company and Parent issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information

The tender offer described in this current report on Form 8-K has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC and the Company will thereafter file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. These documents (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that Parent and the Company expect, believe or anticipate will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the Offer and the Merger making it more difficult for the Company to maintain relationships with employees, distributors, other business partners or governmental entities; other business effects, including the effects of industrial, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, as well as the tender offer documents to be filed by Merger Sub and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company. Copies of the Company’s filings with the SEC may be obtained at the “Investors” section of the Company’s website at http://www.zoll.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 12, 2012, between the Company, Parent, HoldCo and Merger Sub.*

4.1	Amendment, effective as of March 12, 2012, to the Shareholder Rights Agreement by and among the Company and Computershare Trust Company, N.A., as Rights Agent.

99.1	Form of Tender and Voting Agreement and schedule of signatories thereto

99.2	Joint Press Release issued by the Company and Parent, dated March 12, 2012.

*	The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: March 12, 2012	By:	/s/ Richard A. Packer
	Name:	Richard A. Packer
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 12, 2012, between the Company, Parent, HoldCo and Merger Sub.*

4.1	Amendment, effective as of March 12, 2012, to the Shareholder Rights Agreement by and among the Company and Computershare Trust Company, N.A., as Rights Agent.

99.1	Form of Tender and Voting Agreement and schedule of signatories thereto

99.2	Joint Press Release issued by the Company and Parent, dated March 12, 2012.

*	The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.